SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

CHINA SHUANGJI CEMENT LTD.

(Name of Registrant as Specified In Its Charter)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

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2)

Form, Schedule or Registration Statement No.:

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4)

Date Filed:

CHINA SHUANGJI CEMENT LTD.

221 Linglong Road

Zhaoyuan City, Shandong, PRC

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about October ___, 2008 to the holders of record as of the close of business on October 20, 2008 of the common stock of China Shuangj Cement Ltd. (“China Shuangji”).

The Board of China Shuangji has approved, and a total of one stockholder holding an aggregate of 20,000,000 shares of common stock issued and outstanding as of October 15, 2008 and an aggregate of 16,000,000 shares of Series 2008 Preferred Stock, representing that number of votes equal to 36,000,000 shares of common stock, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and China Shuangji’s Articles of Incorporation, as amended, and Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of China Shuangji for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

GENERAL

China Shuangji will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. China Shuangji will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of China Shuangji’s common stock and preferred stock.

China Shuangji will only deliver one Information Statement to multiple security holders sharing an address unless China Shuangji has received contrary instructions from one or more of the security holders. Upon written or oral request, China Shuangji will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: China Shuangji Cement Ltd., 221 Linglong Road, Zhaoyuan City, Shandong, PRC.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to China Shuangji’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of China Shuangji’s outstanding capital stock is required to effect the action described herein. China Shuangji’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, China Shuangji had 26,932,166 voting shares of common stock issued and outstanding, and 20,250,000 shares of the Series 2008 Preferred Stock, representing that number of votes equal to 47,182,166 shares of common stock, issued and outstanding. The voting power representing not less than 23,591,083 shares of common stock are required to pass any stockholder resolutions. The consenting stockholders, who consist of one current stockholder of China Shuangji, is collectively the record and beneficial owners of 20,000,000 shares of common stock, which represents approximately 74.26% of the issued and outstanding shares of China Shuangji’s common stock, and the record holder of 16,000,000 shares of Series 2008 Preferred Stock, which represents 79.01% of the issued and outstanding shares of China Shuangji’s Series 2008 Preferred Stock. Pursuant to Delaware General Corporation Law, the consenting stockholder voted in favor of the actions described herein in a written consent, dated October 21, 2008. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with China Shuangji, and its beneficial holdings is as follows:

China Shuangji Cement Holdings Ltd. (1) 221 Linglong Road, Zhaoyuan City, Shandong, PRC	20,000,000 shares of common stock 16,000,000 shares of Series 2008 Preferred Stock	74.26% (common stock) 79.01% (Series 2008 Preferred Stock)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 15, 2008, certain information regarding the ownership of China Shuangji’s capital stock by each director and executive officer of China Shuangji, each person who is known to China Shuangji to be a beneficial owner of more than 5% of any class of China Shuangji’s voting stock, and by all officers and directors of China Shuangji as a group. Unless otherwise indicated below, to China Shuangji’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of October 15, 2008 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 26,932,166, shares of common stock, and 20,250,000 shares of Series 2008 Preferred Stock, issued and outstanding on a fully diluted basis, as of October 15, 2008.  Unless otherwise specified, the address of each of the persons set forth below is in care of 221 Linglong Road, Zhaoyuan City, Shandong, PRC.

Name of

Shares of

Percent

Title of Class

Beneficial Owner

Common Stock

of Class

Common Stock

China Shuangji Cement Holding Ltd. (1)

20,000,000

74.26%

Common Stock

Wenji Song (1)

0

0%

Chairman and President

Common Stock

Hongcheng Liu (1)

0

0%

CFO

Common Stock

Bo Wu (1)

0

0%

Director and Secretary

Common Stock

Jun Song (1)

0

0%

Director and CEO

Common Stock

Linxin Cui (1)

0

0%

Director

Common Stock

Shouheng Yuan (1)

0

0%

Director and Vice-President of Sales

Common Stock

Directors and Officers (1)

11,588,000

43.03%

as a Group (7 persons)

Preferred Stock

China Shuangji Cement Holding Ltd. (1)

16,000,000

 79.01%

Preferred Stock

Wenji Song (1)

0

0%

Chairman and President

Preferred Stock

Hongcheng Liu (1)

0

0%

CFO

Preferred Stock

Bo Wu (1)

0

0%

Director and Secretary

Preferred Stock

Jun Song (1)

0

0%

Director and CEO

Preferred Stock

Linxin Cui (1)

0

0%

Director

Preferred Stock

Shouheng Yuan (1)

0

0%

Director and Vice-President of Sales

Preferred Stock

Directors and Officers (1)

9,247,040

45.66%

as a Group (7 persons)

 (1) Wenji Song, our Chairman and President, owns beneficially 51.3% of China Shuangji Cement Holding Ltd. In addition Hongcheng Liu, our Chief Financial Officer owns 0.34%, Bo Wu, our Secretary and Director, owns 1.2%, Jun Song, our Director owns 1.7%, Linxin Cui, Director, owns 2.5%, and Shouheng Yuan, our Director and Vice President of Sales, owns 0.9%, respectively of China Shuangji Cement Holding Ltd. All of whom are PRC citizens, and reside in the PRC.

EXECUTIVE COMPENSATION

The following table sets forth all the compensation earned by the person serving as the Chief Executive Officer during the fiscal years ended December 31, 2007, 2006, and 2005 and any other officers who have earned greater than $100,000 in total salary and bonuses during the 2007 2006, or 2004 fiscal years.

Name and Position	Year	Salary ($)	Bonus	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Wenji Song (Chairman & President)	2007	54,689	-	-	-	-	-	-	54,689
	2006	51,167	-	-	-	-	-	-	51,167
	2005	37,159	-	-	-	-	-	-	37,159

Hongcheng Liu (CFO)	2007	2,256	-	-	-	-	-	-	2,256
	2006	2,111	-	-	-	-	-	-	2,111
	2005	1,787	-	-	-	-	-	-	1,787

Jun Song (Director & CEO)	2007	41,017	-	-	-	-	-	-	41,017
	2006	38,375	-	-	-	-	-	-	38,375
	2005	24,773	-	-	-	-	-	-	24,773

Bo Wu (Director & Secretary)	2007	27,344	-	-	-	-	-	-	27,344
	2006	25,584	-	-	-	-	-	-	25,584
	2005	22,295	-	-	-	-	-	-	22,295

Linxin Cui (Director)	2007	27,344	-	-	-	-	-	-	27,344
	2006	25,584	-	-	-	-	-	-	25,584
	2005	22,295	-	-	-	-	-	-	22,295

Shoucheng Yuan (Director)	2007	17,774	-	-	-	-	-	-	17,774
	2006	16,629	-	-	-	-	-	-	16,629
	2005	11,148	-	-	-	-	-	-	11,148

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of China Shuangji which may result in a change in control of China Shuangji.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the unanimous recommendation of China Shuangji’s Board and the written consent of the consenting stockholders:

ACTION 1

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED COMMON STOCK AND PREFERRED STOCK

The Board and the consenting stockholders unanimously adopted and approved an amendment to China Shuangji’s Articles of Incorporation to create a new class of securities entitled “Class A Common Stock” and authorize for issuance 100,000,000 shares of Class A Common Stock. The par value of each such common stock and each such Class A Common Stock shall be $0.0001 per share. Such amendment is referred to herein as the “Authorized Shares Amendment.”

Each share of Class A Common Stock shall have the same rights, terms and preferences as each share of Common Stock, except that each share of Class A Common Stock shall have no voting rights at any special or annual meeting of the stockholders of the Corporation and no right to act by written consent in lieu of any special or annual meeting of the stockholders of the Corporation.

Currently, China Shuangji has 200,000,000 shares of common stock authorized, of which 26,932,166 shares are issued and outstanding as of the record date, and 200,000,000 shares of preferred stock authorized, of which preferred stock, 30,000,000 shares are designated as “Series 2008 Preferred Stock”, and of which 20,250,000 are issued and outstanding as of the record date.

The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment of Articles of Incorporation with the Secretary of State of Delaware (the “Certificate of Amendment”). Under federal securities laws, the Certificate of Amendment will not be effective until at least 20 days after the mailing of this Information Statement. Once China Shuangji files the Certificate of Amendment, China Shuangji will have (i) 200,000,000 shares of authorized shares of common stock, of which 173,067,834 will be available for issuance, 100,000,000 shares of Class A Common Stock, all of which will be available for issuance, and (iii) 200,000,000 shares of authorized preferred stock, 170,000,000 shares of which will be available for issuance, and 9,750,000 shares of which will be available for issuance as Series 2008 Preferred Stock.

The Board believes that it is advisable and in the best interests of China Shuangji to have available additional authorized but unissued shares of common stock and authorized but unissued non-voting shares of common stock in an amount adequate to provide for China Shuangji’s future needs. The unissued shares of common stock and Class A Common Stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. The Board would be able to authorize the issuance of shares common stock and Shares of Class A Common Stock for these transactions without the necessity, and related costs and delays, of either calling a special meeting of the stockholders or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If, in a particular transaction, stockholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that China Shuangji may have the requisite number of voting shares to consummate the transaction.

China Shuangji has no present plans or commitments for the issuance or use of the proposed additional shares of common stock or Class A Common Stock in connection with any financing. However, the Board believes that if an increase in the authorized number of shares of common stock and creation of the Class A Common Stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of China Shuangji’s stockholders at that time could significantly impair its ability to meet financing requirements or other objectives.

ADDITIONAL AND AVAILABLE INFORMATION

China Shuangji is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. China Shuangji’s filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street N.E., Washington, D.C. 20549 at prescribed rates.

STATEMENT OF ADDITIONAL INFORMATION

China Shuangji’s Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2007, Current Reports on Form 8-K, filed with the SEC on March 3, 2008, July 3, 2008, July 22, 2008, and August 12, 2008, and Quarterly Reports on Form 10-QSB, for the quarters ended March 31, 2008 and June 30, 2008, have been incorporated herein by this reference.

China Shuangji will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by China Shuangji pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding China Shuangji should be addressed to 221 Linglong Road, Zhaoyuan City, Shandong, PRC, Tel: (86) 535-8213217.